Exhibit 99.2

Crescent Real Estate Equities Company

Second Quarter 2004

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Executive Officers	5
Financial Highlights
Key Financial Data	7
Balance Sheets	9
Statements of Operations	10
Funds From Operations	11
Earnings Guidance	12
Sector Contribution	13
Consolidated Debt Schedule	14
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	15
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	16
Investment in Unconsolidated Companies	17
Portfolio Data
Office:
Office Portfolio Breakdown	21
Office Property Table	22
Unconsolidated Office Joint Venture Properties	25
Office Leasing Statistics	26
Office Same-Store Analysis	27
Office Capital Expenditures	28
Top 25 Office Customers	29
Office Customer Industry Diversification	30
Office Lease Expirations	31
Acquisitions, Development and Dispositions	39
Resort/Hotel:
Resort/Hotel Property Table	41
Resort Same-Store Analysis	43
Residential Development:
Residential Development Statistics	45
Residential Development Property Table	46
Residential Development Net Equity Book Value by Project	47
Temperature-Controlled Logistics:
Temperature-Controlled Property Table and Operating Data	49
Contact Information
Equity Research Coverage/IR Contacts	51

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

About the Company

Celebrating its tenth year, Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 75 premier office buildings totaling 30 million square feet primarily located in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments. For more information, visit the company’s website at http://www.crescent.com.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of June 30, 2004

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties	75
Total Office Square Feet	30.0 million
Geographic Diversity	7 states and 28 sub-markets
Number of Employees	759
Common Shares and Units Outstanding (share equivalent)	117.1 million
Common Dividend-Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($16.12 share price at 06/30/04)	9.3%
Total Market Capitalization Including Debt	$5.0 billion
Insider Ownership	18.6%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on August 3, 2004, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Trust Managers

Richard E. Rainwater
Chairman of the Board

John C. Goff
Vice Chairman of the Board and
Chief Executive Officer

Dennis H. Alberts
President and Chief Operating Officer

Anthony M. Frank
Chairman, Belvedere Capital Partners

William F. Quinn
President, AMR Investments Services, Inc.

Paul E. Rowsey, III
President, Eiger, Inc.

Robert W. Stallings
Chairman and President, Stallings Capital Group, Inc.

Terry N. Worrell
President, Worrell Investments

Key Management

John C. Goff, Chief Executive Officer

Dennis H. Alberts, President and Chief Operating Officer

Kenneth S. Moczulski, President of Investments and Chief Investment Officer

Jerry R. Crenshaw, Jr, Executive Vice President and Chief Financial Officer

David M. Dean, Executive Vice President, Law and Administration and Secretary

Jane E. Mody, Executive Vice President, Capital Markets

Jane B. Page, Executive Vice President, Asset Management and Leasing, Houston Region

Thomas G. Miller, Senior Vice President, Investments

Suzanne K. Stevens, Senior Vice President and Controller

John L. Zogg, Jr, Senior Vice President, Asset Management and Leasing, Dallas Region

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Shares and Units:
Common Shares Outstanding	99,322,151	99,305,113	99,274,307	99,171,375	99,169,292
Units Outstanding (a)	17,728,622	17,728,622	17,746,694	17,746,694	17,748,804

Combined Shares and Units	117,050,773	117,033,735	117,021,001	116,918,069	116,918,096

Weighted Average for Quarter — Basic (EPS) (b)	99,021,830	98,992,934	98,884,105	99,172,210	99,170,151
Weighted Average for Quarter — Diluted (EPS) (b)	99,021,830	98,992,934	98,959,088	99,172,210	99,170,151
Weighted Average for Quarter — Diluted (FFO)	116,864,647	117,279,520	116,705,782	116,928,525	116,931,793
Share Price & Dividends
At the End of the Period	$16.12	$17.97	$17.13	$14.50	$16.61
High during Quarter	$17.90	$18.75	$17.51	$17.20	$17.38
Low during Quarter	$15.05	$17.31	$14.82	$14.26	$14.18
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375
Capitalization
Market Value of Common Equity	$1,886,858	$2,103,096	$2,004,570	$1,695,312	$1,942,010
Preferred Equity (c)	410,400	410,400	335,400	335,400	335,400
Total Consolidated Debt (d)	2,710,649	2,770,593	2,558,699	2,576,469	2,464,751

Total Capitalization	$5,007,907	$5,284,089	$4,898,669	$4,607,181	$4,742,161

Total Consolidated Debt/Total Capitalization (d)	54%	52%	52%	56%	52%
Selected Balance Sheet Data (e)
Net Investment in Real Estate (f)	$3,335,696	$3,355,252	$3,159,202	$3,144,340	$3,068,446
Total Assets (d)	4,467,506	4,479,884	4,314,463	4,298,963	4,209,254
Total Liabilities	3,138,968	3,097,500	2,936,830	2,928,767	2,801,028
Total Unconsolidated Debt	484,442	488,719	394,382	560,116	564,143
Total Minority Interest	135,726	145,089	155,829	146,875	154,092
Total Shareholders’ Equity	1,192,812	1,237,295	1,221,804	1,223,321	1,254,134
Selected Operating Data (f)
Total Property Revenues	$227,596	$220,308	$243,588	$199,457	$220,025
Net Straight-Line revenue / (expense) adjustment	3,816	2,792	359	1,198	(398)
Lease Termination Fees	5,900	1,300	1,500	4,900	900
Consolidated Capitalized Interest on Residential Development (g)	3,615	3,829	4,337	5,599	4,058
Scheduled Principal Payments on Consolidated Debt	4,499	4,326	3,904	3,743	3,669
Office Property FFO (h)	75,326	67,972	68,269	73,285	69,555
Office Property Operating Margin (i)	54%	52%	54%	53%	51%
General & Administrative Expense	6,794	6,917	13,380	7,356	5,729
G&A as a Percentage of Total Property Revenues	3.0%	3.1%	5.5%	3.7%	2.6%
Office Bad Debt as Percentage of Office Property Revenue	0.4%	0.1%	(0.3)%	(0.2)%	0.3%
Interest Coverage Ratio (j)	2.00	2.02	2.05	1.82	1.88
Net (Loss) Income Available to Common Shareholders
Net (Loss) Income Available to Common Shareholders	$(17,493)	$(18,597)	$28,410	$(3,305)	$(6,053)
Basic — Per Share	$(0.17)	$(0.19)	$0.29	$(0.03)	$(0.06)
Diluted — Per Share	$(0.17)	$(0.19)	$0.29	$(0.03)	$(0.06)
Funds from Operations Available to Common Shareholders Before Impairment Charges Related to Real Estate Assets — Diluted (“FFO”) (h) (k)
FFO	$31,037	$27,539	$91,235	$43,463	$36,441
FFO per Weighted Average Share	$0.27	$0.23	$0.78	$0.37	$0.31
FFO Payout Ratio	138.9%	163.0%	48.1%	101.4%	121.0%
Portfolio Statistics (l)
Office Properties Owned and Managed	75	77	72	74	73
Total Office Square Footage	29,959,804	30,657,209	29,991,073	29,681,522	29,465,407
Economic Office Occupancy at End of Quarter (m)	87.0% (n)	86.4% (n)	84.0%	84.4%	85.1%
Leased Office Occupancy at End of Quarter	88.1% (n)	88.0% (n)	86.4%	86.2%	86.9%
Resort/Hotel Properties	9	9	9	10	10
Number of Resort/Hotel Rooms	2,807	2,807	2,807	3,077	3,077
Number of Active and Planned Residential Development Projects (o)	28	25	23	23	23

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Key Financial Data
(dollars in thousands, except share data)
(continued)

(a)	Represents actual units outstanding x 2 because each unit is exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $401,089.

(d)	Includes $158,539 of debt related to the defeased LaSalle Note II, and the Company’s assets include $173,903 in U.S. Treasury and government sponsored agency securities that are used as collateral for this loan. The cash flow (principal maturities and interest) from the securities match the debt service payments on the note. Excluding the defeased debt, the total consolidated debt to total capitalization ratio would be 53%.

(e)	Segment information is as follows:

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment(1)(2)	Segment	Other		Total
Total Assets by Segment(3) (4):
Balance at June 30, 2004	2,619,002	494,522	798,260	207,073	348,649	(5)	4,467,506
Balance at December 31, 2003	2,502,750	468,273	707,485	300,396	335,559		4,314,463
Consolidated Property Level Financing:
Balance at June 30, 2004	(1,374,347)	(134,605)	(110,658)	—	(1,091,039	)(6)	(2,710,649)
Balance at December 31, 2003	(1,459,014)	(137,875)	(87,945)	—	(873,865	)(6)	(2,558,699)
Consolidated Other Liabilities:
Balance at June 30, 2004	(171,762)	(45,157)	(162,374)	—	(49,026)		(428,319)
Balance at December 31, 2003	(119,772)	(27,130)	(108,799)	—	(122,430)		(378,131)
Minority Interests:
Balance at June 30, 2004	(8,831)	(6,209)	(28,988)	—	(91,698)		(135,726)
Balance at December 31, 2003	(8,790)	(7,028)	(31,305)	—	(108,706)		(155,829)

(1)	Refer to page 47 for additional information regarding Residential Development Segment information.

(2)	The Company sold its interest in The Woodlands Land Development Company, L.P. on December 31, 2003.

(3)	Total assets by segment is inclusive of investments in unconsolidated companies.

(4)	Non-income producing land held for investment or development of $82,475 by segment is as follows: Corporate — $78,993 and Resort/Hotel — $3,482.

(5)	Includes U.S. Treasury and government sponsored agency securities of $173,903.

(6)	Inclusive of Corporate bonds, credit facility, the Fleet $75 million term loan, and Funding II defeased debt.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations.

(g)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(h)	Funds from operations available to common shareholders before impairment charges related to real estate assets — diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership Unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. A reconciliation of our FFO before and after such impairments to GAAP net income is included on page 11 of this Supplemental Operating and Financial Data. FFO should not be considered an alternative to net income.

(i)	Calculated as the sum of (Office Property Revenue - Office Property real estate taxes - Office Property operating expenses) divided by Office Property Revenue.

(j)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

• Loss / (Gain) on joint ventures of properties, net

• Income (Loss) from discontinued operations, net of minority interests

• Loss on property sales, net

• Impairments/Extinguishment of Debt

• Interest expense

• Amortization of deferred financing costs

• Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $6,299 related to the defeasance of the LaSalle Note II in the first quarter. Trailing four quarters’ interest income includes $758 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note II. Excluding these two items, the interest coverage ratio would be 2.03.

(k)	Impairment charges for 2004 are as follows: Q1 — $2,351, Q2 — $500.

(l)	Beginning in the first quarter of 2004, the Company implemented a change in office segment statistical reporting method. To more appropriately reflect occupancy trends in continuing operations, the Company now excludes properties held for sale from occupancy.

(m)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

(n)	Excludes 739,138 square feet of Properties Held for Sale. (See Office Property Table starting on page 22.)

(o)	Quarters prior to March 31, 2004 include active projects only.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Balance Sheets
(dollars in thousands, except share data)

	June 30,	December 31,
	2004	2003
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$264,276	$236,956
Land improvements, net of accumulated depreciation of $21,253 and $19,270 at June 30, 2004 and December 31, 2003, respectively	108,949	105,236
Building and improvements, net of accumulated depreciation of $613,103 and $576,682 at June 30, 2004 and December 31, 2003, respectively	2,293,002	2,103,718
Furniture, fixtures and equipment, net of accumulated depreciation of $41,263 and $33,344 at June 30, 2004 and December 31, 2003, respectively	50,977	43,227
Land held for investment or development	480,159	450,279
Properties held for disposition, net	138,333	219,786

Net investment in real estate	$3,335,696	$3,159,202
Cash and cash equivalents	$57,026	$78,052
Restricted cash and cash equivalents	61,311	217,329
Defeasance investments	173,903	9,620
Accounts receivable, net	46,514	40,740
Deferred rent receivable	74,685	65,266
Investments in unconsolidated companies	346,637	440,594
Notes receivable, net	73,992	78,453
Income tax asset-current and deferred, net	27,929	17,506
Other assets, net	269,813	207,701

Total assets	$4,467,506	$4,314,463

LIABILITIES:
Borrowings under Credit Facility	$232,500	$239,000
Notes payable	2,478,149	2,319,699
Accounts payable, accrued expenses and other liabilities	428,319	370,136
Current income tax payable	—	7,995

Total liabilities	$3,138,968	$2,936,830

COMMITMENTS AND CONTINGENCIES:
MINORITY INTERESTS:
Operating partnership, 8,864,311 and 8,873,347 units, at June 30, 2004 and December 31, 2003, respectively	$91,844	$108,706
Consolidated real estate partnerships	43,882	47,123

Total minority interests	$135,726	$155,829

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 and 10,800,000 shares issued and outstanding at June 30, 2004 and December 31, 2003, respectively	$319,166	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at June 30, 2004 and December 31, 2003	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,444,012 and 124,396,168 shares issued and outstanding at June 30, 2004 and December 31, 2003, respectively	1,238	1,237
Additional paid-in capital	2,245,955	2,245,683
Deferred compensation on restricted shares	(3,450)	(4,102)
Accumulated deficit	(987,744)	(877,120)
Accumulated other comprehensive income	(4,128)	(13,829)

	$1,652,960	$1,681,952
Less — shares held in treasury, at cost, 25,121,861 common shares at June 30, 2004 and December 31, 2003	(460,148)	(460,148)

Total shareholders’ equity	$1,192,812	$1,221,804

Total liabilities and shareholders’ equity	$4,467,506	$4,314,463

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the six months
	ended June 30,		ended June 30,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
REVENUE:
Office Property	$131,752	$118,761	$254,370	$239,608
Resort/Hotel Property	40,253	39,291	90,255	90,554
Residential Development Property	55,591	61,973	103,279	105,694

Total Property revenue	$227,596	$220,025	$447,904	$435,856

EXPENSE:
Office Property real estate taxes	$16,719	$17,120	$33,779	$34,323
Office Property operating expenses	43,654	41,423	85,415	82,066
Resort/Hotel Property expense	35,833	33,361	75,903	73,308
Residential Development Property expense	51,761	55,572	92,323	97,002

Total Property expense	$147,967	$147,476	$287,420	$286,699

Income from Property Operations	$79,629	$72,549	$160,484	$149,157

OTHER INCOME (EXPENSE):
Income from investment land sales, net	949	1,628	949	1,628
Gain on joint venture of properties, net	—	—	—	100
Interest and other income	2,942	1,155	5,685	2,586
Corporate general and administrative	(6,794)	(5,729)	(13,711)	(11,610)
Interest expense	(45,429)	(43,046)	(90,437)	(86,254)
Amortization of deferred financing costs	(3,076)	(2,545)	(6,790)	(4,969)
Extinguishment of debt	(988)	—	(2,927)	—
Depreciation and amortization	(42,390)	(32,864)	(81,643)	(68,554)
Impairment charges related to real estate assets	—	—	—	(1,200)
Other expenses	(94)	(785)	(149)	(912)
Equity in net income (loss) of unconsolidated companies:
Office Properties	748	1,864	1,690	3,322
Resort/Hotel Properties	(18)	1,382	(247)	2,125
Residential Development Properties	(393)	1,540	(307)	2,510
Temperature-Controlled Logistics Properties	(2,707)	(406)	(3,608)	1,101
Other	(515)	214	(581)	(815)

Total Other Income (Expense)	$(97,765)	$(77,592)	$(192,076)	$(160,942)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(18,136)	$(5,043)	$(31,592)	$(11,785)
Minority interests	2,205	(1,117)	4,126	580
Income tax benefit	5,324	3,067	6,601	5,470

LOSS BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(10,607)	$(3,093)	$(20,865)	$(5,735)
Income from discontinued operations, net of minority interests	3,621	4,496	5,456	8,096
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(424)	(840)	(2,418)	(14,265)
Loss on real estate from discontinued operations, net of minority interests	(2,073)	(41)	(2,120)	(329)
Cumulative effect of a change in accounting principle, net of minority interests	—	—	(363)	—

NET (LOSS) INCOME	$(9,483)	$522	$(20,310)	$(12,233)
Series A Preferred Share distributions	(5,991)	(4,556)	(11,742)	(9,112)
Series B Preferred Share distributions	(2,019)	(2,019)	(4,038)	(4,038)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(17,493)	$(6,053)	$(36,090)	$(25,383)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.19)	$(0.10)	$(0.38)	$(0.20)
Income from discontinued operations, net of minority interests	0.03	0.05	0.06	0.08
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.01)	(0.02)	(0.14)
Loss on real estate from discontinued operations, net of minority interests	(0.02)	—	(0.02)	—
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net loss available to common shareholders — basic	$(0.18)	$(0.06)	$(0.36)	$(0.26)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$(0.19)	$(0.10)	$(0.38)	$(0.20)
Income from discontinued operations, net of minority interests	0.03	0.05	0.06	0.08
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.01)	(0.02)	(0.14)
Loss on real estate from discontinued operations, net of minority interests	(0.02)	—	(0.02)	—
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net loss available to common shareholders — diluted	$(0.18)	$(0.06)	$(0.36)	$(0.26)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,021,830	99,170,151	99,007,386	99,193,715

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	99,021,830	99,170,151	99,007,386	99,193,715

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the six months
	ended June 30,				ended June 30,
	(unaudited)				(unaudited)
	2004	2004	2003	2003	2004	2004	2003	2003
	$	Per share	$	Per share	$	Per share	$	Per share
NET (LOSS) INCOME	(9,483)	(0.08)	522	—	(20,310)	(0.17)	(12,233)	(0.10)
ADJUSTMENTS:
Depreciation and amortization of real estate assets	38,382	0.32	33,099	0.28	76,423	0.65	69,400	0.59
Loss on property sales, net	2,437	0.02	479	0.01	2,493	0.02	705	0.01
Impairment charges related to real estate assets and assets held for sale	500	0.01	990	0.01	2,851	0.02	18,018	0.15
Adjustment for investments in unconsolidated companies:
Office Properties	2,497	0.02	2,596	0.02	4,905	0.04	5,418	0.05
Resort/Hotel Properties	—	—	355	—	—	—	749	0.01
Residential Development Properties	629	0.01	(512)	—	52	—	227	—
Temperature-Controlled Logistics Properties	5,785	0.05	5,486	0.05	11,580	0.10	10,996	0.09
Other	—	—	(104)	—	—	—	(82)	—
Unitholder minority interest	(1,700)	(0.02)	105	—	(3,638)	(0.03)	(2,190)	(0.02)
Series A Preferred Share distributions	(5,991)	(0.05)	(4,556)	(0.04)	(11,742)	(0.10)	(9,112)	(0.08)
Series B Preferred Share distributions	(2,019)	(0.01)	(2,019)	(0.02)	(4,038)	(0.03)	(4,038)	(0.03)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED (A)	31,037	0.27	36,441	0.31	58,576	0.50	77,858	0.67

Impairment charges related to real estate assets	(500)	(0.01)	(990)	(0.01)	(2,851)	(0.02)	(18,018)	(0.15)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED (A)	30,537	0.26	35,451	0.30	55,725	0.48	59,840	0.52

INVESTMENT SEGMENTS:
Office Properties	75,326	0.64	69,555	0.60	143,298	1.22	141,281	1.21
Resort/Hotel Properties	9,991	0.09	12,356	0.11	23,021	0.19	27,987	0.24
Residential Development Properties	5,168	0.04	5,705	0.05	11,342	0.10	10,993	0.09
Temperature-Controlled Logistics Properties	3,078	0.03	5,079	0.04	7,972	0.07	12,096	0.10
OTHER:
Corporate general & administrative	(6,794)	(0.06)	(5,729)	(0.05)	(13,711)	(0.12)	(11,610)	(0.09)
Interest expense	(45,429)	(0.39)	(43,073)	(0.37)	(90,437)	(0.77)	(86,306)	(0.74)
Series A Preferred Share distributions	(5,991)	(0.05)	(4,556)	(0.04)	(11,742)	(0.10)	(9,112)	(0.08)
Series B Preferred Share distributions	(2,019)	(0.01)	(2,019)	(0.02)	(4,038)	(0.03)	(4,038)	(0.03)
Other (B)	(2,293)	(0.02)	(877)	(0.01)	(7,129)	(0.06)	(3,433)	(0.03)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED (A)	31,037	0.27	36,441	0.31	58,576	0.50	77,858	0.67

Impairment charges related to real estate assets	(500)	(0.01)	(990)	(0.01)	(2,851)	(0.02)	(18,018)	(0.15)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS AFTER IMPAIRMENT CHARGES RELATED TO REAL ESTATE ASSETS — DILUTED (A)	30,537	0.26	35,451	0.30	55,725	0.48	59,840	0.52

WEIGHTED AVERAGE SHARES
OUTSTANDING — BASIC	99,021,830		99,170,151		99,007,386		99,193,715
WEIGHTED AVERAGE SHARES/UNITS
OUTSTANDING — DILUTED	116,864,647		116,931,793		116,956,079		116,951,935
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		0.750		0.750
SUPPLEMENTAL INFORMATION:
Rental income (expense) from straight-line rents	(3,816)		398		(6,608)		(415)
Temperature-controlled capital expenditures	(557)		—		(640)		(951)
Non Revenue-enhancing capital expenditures:
Resort/hotel property capital expenditures	(2,550)		(1,525)		(4,528)		(3,346)
Office property capital expenditures	(1,841)		(2,109)		(2,565)		(2,673)
Office property tenant improvement and leasing costs	(12,323)		(10,562)		(28,334)		(20,895)
Depreciation and amortization of non-real estate assets	3,284		2,239		5,748		4,710
Extinguishment of debt	988		—		2,927		—
Amortization of deferred financing costs	3,076		2,545		6,790		4,969
FAS 141 Fair Market Value Adjustments	42		—		284		—

(A)	Funds from operations available to common shareholders before impairment charges related to real estate assets — diluted, or FFO, as the Company uses it, means net income (loss) available to common shareholders, determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP), excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is calculated on a diluted basis, which includes the effect of operating partnership Unitholder minority interest. To calculate basic FFO per share, the Company excludes Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. Crescent reports FFO before taking into account impairment charges required by GAAP which are related to its real estate assets. FFO should not be considered an alternative to net income.

(B)	Includes interest and other income, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2004
FFO	$163,750	to	$181,500
FFO per Share	$1.40	to	$1.55

	Low		High
Segment FFO
Office	$274,000	to	$276,000
Resort/Hotel	48,000	to	50,000
Residential Development	30,000	to	33,000
Temperature-Controlled Logistics	18,000	to	20,000

Total Segment FFO	$370,000		$379,000

Reinvestment of Cash Proceeds (1)	$10,000	to	$20,000
Business Initiatives (2)	$20,000	to	$32,000
Office Statistics (3)
Same Store NOI Growth (GAAP)	(6.0%)	to	(3.0%)
Same Store Average Occupancy	86%	to	87%
Resort Statistics (4)
Average Occupancy	69%	to	71%
Average Daily Rate Growth	3%	to	5%
Revenue per Available Room Growth	4%	to	6%
Residential Development Statistics
Crescent Resort Development
Unit Sales	70	to	80
Average Unit Price	$1,700	to	$1,800
Lot Sales	525	to	575
Average Price	$95	to	$105
Desert Mountain
Lot Sales	60	to	70
Average Price	$850	to	$950

	3rd Quarter 2004(5)
	Low		High
FFO	$23,500	to	$26,000
FFO per Share	$0.20	to	$0.22

(1)	Assumes anticipated reinvestment of $261M during 2004 at an average return on equity of 8.0% to 12.0%.

(2)	Business Initiatives include investment land sales and other income.

(3)	Office statistics exclude properties Held for Sale.

(4)	As a result of two business class hotels being classified as Held for Sale, and the remaining two business class hotels being non-core assets, statistical guidance and disclosure will be based on the Resorts only.

(5)	Assumes no speculative reinvestment income or business initiatives.

Reconciliation of FFO to Net Income

	Full Year 2004			3rd Quarter 2004
	$1.40	to	$1.55	$0.20	to	$0.22
FUNDS FROM OPERATIONS	$163,750		$181,500	$23,500		$26,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(155,000)		(155,000)	(40,000)		(40,000)
Impairments, gains, and losses related to real estate assets	(4,900)		(4,900)	—		—
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(9,000)		(9,000)	(2,100)		(2,100)
Residential Development properties	(2,000)		(2,000)	500		500
Temperature-controlled logistics properties	(22,500)		(22,500)	(5,800)		(5,800)
Unitholder minority interest	1,000		1,000	2,000		2,000
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME	$3,350		$21,100	($13,900)		($11,400)

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	117,000,000		117,000,000	117,000,000		117,000,000
LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (1)	17,730,000		17,730,000	17,730,000		17,730,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	99,270,000		99,270,000	99,270,000		99,270,000

(1)	Assumes 2 for 1 conversion of units to common shares

Earnings Sensitivities
Office: 1% change in average occupancy = 1.75 point change in same-store growth and $4,500 change in FFO.
Resort/Hotel: 5% change in occupancy = 5% change in RevPar and $3,600 change in FFO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Sector Contribution
As of June 30, 2004

Gross Book Value of Real Estate Assets(1)

(1) Calculated as Net investment in real estate plus accumulated depreciation plus Investment in unconsolidated companies, or $4.3B.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Consolidated Debt Schedule
As of June 30, 2004
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at
	Maximum	June 30,	June 30,		Maturity
Description	Borrowings	2004	2004		Date
Secured Fixed Rate Debt:
AEGON Partnership Note (Greenway Plaza)	$257,403	$257,403	7.53%		July 2009
LaSalle Note I (Fund I)	233,460	233,460	7.83		August 2027
JP Morgan Mortgage Note (Houston Center)	189,074	189,074	8.31		October 2016
LaSalle Note II (Fund II Defeasance) (1)	158,539	158,539	7.79		March 2006
Cigna Note (707 17th Street/Denver Marriott)	70,000	70,000	5.22		June 2010
Mass Mutual Note (3800 Hughes) (2)	37,936	37,936	7.75		August 2006
Bank of America Note (Colonnade)	38,000	38,000	5.53		May 2013
Metropolitan Life Note V (Datran Center)	37,177	37,177	8.49		December 2005
Metropolitan Life Note VII (Dupont Centre)	35,500	35,500	4.31		May 2011
Allstate Note (3993 Hughes) (2)	25,864	25,864	6.65		September 2010
Northwestern Life Note (301 Congress)	26,000	26,000	4.94		November 2008
Metropolitan Life Note VI (3960 Hughes) (2)	24,363	24,363	7.71		October 2009
Northwestern Life II (3980 Hughes) (2)	10,451	10,451	7.40		July 2007
Woodmen of the World Note (Avallon IV)	8,500	8,500	8.20		April 2009
Nomura Funding VI Note (Canyon Ranch-Lenox)	7,758	7,758	10.07		July 2020
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	14,603	14,603	2.90 to 10.50		July 04 to Feb 09

Subtotal/Weighted Average	$1,174,628	$1,174,628	7.41%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Bank of America Fund XII Term Loan (Fund XII) (3)	$235,192	$235,192	3.42%		January 2006
Fleet Fund I Term Loan (Fund I)	160,000	160,000	4.63		May 2005
Lehman Capital Note (Fountain Place) (4)	90,000	90,000	2.82		March 2005
Fleet Term Loan (Distributions from Fund III, IV and V)	75,000	75,000	5.69		February 2007
National Bank of Arizona (Desert Mountain)	39,580	34,951	4.00 to 5.00		Nov 04 to Dec 05
FHI Finance Loan (Sonoma Mission Inn)	10,000	10,000	5.63		September 2009
The Rouse Company (Hughes Center undeveloped land)	7,500	7,500	5.00		December 2005
Wells Fargo Bank (3770 Hughes)	4,774	4,774	3.23		September 2004
Construction, Acquisition and other obligations for various Crescent Resort Development Inc. (“CRDI”) and Mira Vista projects	115,296	61,104	3.35 to 4.50		July 04 to Sep 08

Subtotal/Weighted Average	$737,342	$678,521	4.03%

Unsecured Variable Rate Debt:
Credit Facility	$391,962	$232,500 (5)	3.36%		May 2005

Subtotal/Weighted Average	$391,962	$232,500	3.36%

Total/Weighted Average	$2,928,932	$2,710,649	6.48	%(6)

Average remaining term					5.1 years

(1)	In December 2003, the Company defeased approximately $8.7 million of this loan to release one of the Funding II properties securing the loan by purchasing $9.6 million in U.S. Treasuries and government sponsored agency securities to substitute as collateral. On January 15, 2004, the Company defeased approximately $150.7 million to release the remainder of the Funding II properties by purchasing $170.0 million in U.S. Treasuries and government sponsored agency securities. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(2)	Includes a portion of total premiums of $7,701 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(3)	This loan has one one-year extension option.

(4)	For additional information on this financing transaction, please see the Company’s Quarterly Report on Form 10-Q to be filed on or about August 6, 2004.

(5)	Excludes Letters of Credit issued under the Facility of $7,583.

(6)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 6.82%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Consolidated Debt Breakdown
As of June 30, 2004
(dollars in thousands)

			Weighted Average		Weighted Average
	Balance	% of Total	Interest Rate		Maturity in Years(1)
Fixed Rate Debt	$1,799,628	66%	7.81%		7.6
Variable Rate Debt(2)	911,021	34%	3.80%		1.2

Total/Weighted Average	$2,710,649	100%	6.48	%(3)	5.1

(1)	Based on contractual maturity and does not take into account an extension option on Bank of America Fund XII term loan or expected early payment of LaSalle Note I, J.P. Morgan Mortgage Note, or the Nomura Funding VI Note.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $400 million of hedged variable-rate debt, are 81% and 19%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 6.82%.

Future Consolidated Debt Repayments (1)
As of June 30, 2004
(dollars in thousands)

	Secured	Unsecured		Total(2)
2004	45,319	—		45,319
2005	370,526	232,500	(3)	603,026
2006	459,134	—		459,134
2007	109,888	250,000		359,888
2008	47,321	—		47,321
Thereafter	820,961	375,000		1,195,961

	$1,853,149	$857,500		$2,710,649

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not take into account an extension option on Bank of America Fund XII term loan or expected early payment of LaSalle Note I, J.P. Morgan Mortgage Note, or the Nomura Funding VI Note.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Unconsolidated Debt Schedule
As of June 30, 2004
(dollars in thousands)

	Balance	Company's Share
	Outstanding at	of Balance at	Interest Rate at	Maturity	Fixed/Variable
Description	June 30, 2004	June 30, 2004	June 30, 2004	Date	Secured/Unsecured
Temperature Controlled Logistics Segment:
Vornado Crescent Portland Partnership - 40% Company Goldman Sachs (1)	$489,910	$195,964	6.89%	5/11/2023	Fixed/Secured
Morgan Stanley (2)	252,707	101,083	4.24%	4/9/2009	Variable/Secured
Various Capital Leases	35,441	14,176	4.84 to 13.63%	6/1/2006 to 4/1/2017	Fixed/Secured
Bank of New York	50	20	12.88%	5/1/2008	Fixed/Secured

	778,108	311,243

Office Segment:
Main Street Partners, L.P. - 50% Company (3)(4)	129,352	64,676	5.48%	12/1/2004	Variable/Secured
Crescent 5 Houston Center, L.P. - 25% Company	90,000	22,500	5.00%	10/1/2008	Fixed/Secured
Crescent Miami Center, LLC - 40% Company	81,000	32,400	5.04%	9/25/2007	Fixed/Secured
Crescent One BriarLake Plaza, L.P. - 30% Company	50,000	15,000	5.40%	11/1/2010	Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership - 20% Company	47,752	9,550	7.13%	8/1/2006	Fixed/Secured
Crescent Five Post Oak Park, L.P. - 30% Company	45,000	13,500	4.82%	1/1/2008	Fixed/Secured
Austin PT BK One Tower Office Limited Partnership - 20% Company	37,141	7,428	7.13%	8/1/2006	Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership - 20% Company	33,000	6,600	5.61%	9/1/2007	Fixed/Secured

	513,245	171,654

Residential Development Segment:
Blue River Land Company, L.L.C. - 50.0% Company (5)	3,089	1,545	4.35%	12/31/2004	Variable/Secured

Total Unconsolidated Debt	$1,294,442	$484,442

Fixed Rate/Weighted Average			6.63%	13.5 years
Variable Rate/Weighted Average			4.72%	3.1 years

Total Weighted Average			5.97%	9.9 years

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	On February 5, 2004, the Temperature Controlled Logistics Corporation completed a mortgage financing with Morgan Stanley Mortgage Capital, Inc., secured by twenty-one of its owned and seven of its leased properties. The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54.4 million of the loan) and requires principal payments of $5,000 annually. The Company entered into an interest-rate cap agreement with a maximum LIBOR of 6.50% on entire amount of loan.

(3)	Senior Note — Note A: $81,444 at variable interest rate, LIBOR + 189 basis points, $4,791 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $23,954 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. Mezzanine Note — $19,163 at variable interest rate, LIBOR + 890 basis points with a LIBOR floor of 3.0%. The Company entered into an interest-rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(4)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(5)	The variable rate loan has an interest rate of LIBOR + 300 basis points. A fully consolidated entity of CRDI, of which CRDI owns 88.3%, provides an unconditional guarantee of up to 70% of the outstanding balance of up to a $9,000 loan to Blue River Land Company, L.L.C. There was approximately $3,089 outstanding at June 30, 2004 and the amount guaranteed was $2,162.

Future Unconsolidated Debt Repayments
As of June 30, 2004
(dollars in thousands)

	Secured	Unsecured	Total
2004	$70,325	$—	$70,325
2005	8,544	—	8,544
2006	25,311	—	25,311
2007	48,180	—	48,180
2008	44,604	—	44,604
Thereafter	287,478	—	287,478

	$484,442	$—	$484,442

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Investment in Unconsolidated Companies
As of June 30, 2004
(dollars in thousands)

		Company's
		Ownership as of
Entity	Classification	June 30, 2004
Main Street Partners, L.P.	Office (Bank One Center-Dallas)	50.00	%(1)
Crescent Miami Center, L.L.C.	Office (Miami Center - Miami)	40.00	%(2)
Crescent Five Post Oak Park, L.P.	Office (Five Post Oak - Houston)	30.00	%(3)
Crescent One BriarLake Plaza, L.P.	Office (One BriarLake Plaza - Houston)	30.00	%(4)
Crescent 5 Houston Center, L.P.	Office (5 Houston Center-Houston)	25.00	%(5)
Austin PT BK One Tower Office Limited Partnership	Office (Bank One Tower-Austin)	20.00	%(6)
Houston PT Three Westlake Office Limited Partnership	Office (Three Westlake Park - Houston)	20.00	%(6)
Houston PT Four Westlake Office Limited Partnership	Office (Four Westlake Park-Houston)	20.00	%(6)
Vornado Crescent Carthage and KC Quarry, L.L.C.	Temperature-Controlled Logistics	56.00	%(7)
Vornado Crescent Portland Partnership	Temperature-Controlled Logistics	40.00	%(8)
Blue River Land Company, L.L.C.	Other	50.00	%(9)
Canyon Ranch Las Vegas, L.L.C.	Other	50.00	%(10)
EW Deer Valley, L.L.C.	Other	41.70	%(11)
CR License, L.L.C.	Other	30.00	%(12)
CR License II, L.L.C.	Other	30.00	%(13)
SunTx Fulcrum Fund, L.P.	Other	23.50	%(14)
SunTx Capital Partners, L.P.	Other	14.40	%(15)
G2 Opportunity Fund, L.P.	Other	12.50	%(16)

(1)	The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2)	The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3)	The remaining 70% interest in Crescent Five Post Oak Park, L.P. is owned by an affiliate of General Electric Pension Fund Trust.

(4)	The remaining 70% interest in Crescent One BriarLake Plaza, L.P. is owned by affiliates of JP Morgan Flemings Asset Management, Inc.

(5)	The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management.

(6)	The remaining 80% interest in each of Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Office Limited Partnership and Houston PT Four Westlake Office Limited Partnership is owned by an affiliate of General Electric Pension Fund Trust.

(7)	The remaining 44% interest in Vornado Crescent Carthage and KC Quarry, L.L.C. Partnership is owned by Vornado Realty Trust, L.P.

(8)	The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(9)	The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company. Blue River Land Company L.L.C. was formed to acquire, develop and sell certain real estate property in Summit County, Colorado.

(10)	Of the remaining 50% interest in Canyon Ranch Las Vegas, L.L.C., 35% is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties and 15% is owned by the Company through its investment in CR License II, L.L.C. Canyon Ranch Las Vegas, L.L.C. operates a Canyon Ranch Spa in a hotel in Las Vegas.

(11)	The remaining 58.3% interest in EW Deer Valley, L.L.C. is owned by parties unrelated to the Company. EW Deer Valley, L.L.C. was formed to acquire, hold and dispose of its 3.3% ownership interest in Empire Mountain Village, L.L.C. Empire Mountain Village L.L.C. was formed to acquire, develop and sell certain real estate property at Deer Valley Ski Resort next to Park City, Utah.

(12)	The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties. CR License, L.L.C. owns the licensing agreement related to certain Canyon Ranch trade names and trademarks.

(13)	The remaining 70% interest in CR License II, L.L.C. is owned by an affiliate of the management company of two of the Company’s Resort/Hotel Properties. CR License II, L.L.C. and its wholly-owned subsidiaries provide management and development consulting services to a variety of entities in the hospitality, real estate, and health and wellness industries.

(14)	Of the remaining 76.5% of SunTx, 37.1% is owned by SunTx Capital Partners, L.P., and the remaining 39.4% is owned by a group of individuals unrelated to the Company. SunTx Fulcrum Fund, L.P.’s objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation.

(15)	SunTx Capital Partners L.P. is the general Partner of the SunTx Fulcrum Fund, L.P. The 85.6% remaining interest in SunTx Capital Partners, L.P. is owned by parties unrelated to the Company.

(16)	G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. The remaining 87.5% interest in the G2 Opportunity Fund, L.P. (“G2”) is owned by Goff-Moore Strategic Partners, L.P. (“GMSPLP”), and by parties unrelated to the Company. G2 is managed and controlled by an entity that is owned equally by GMSPLP and GMAC Commercial Mortgage Corporation (“GMACCM”). GMSPLP consists of ownership by Crescent’s Chairman and CEO.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Investment in Unconsolidated Companies
As of June 30, 2004
(dollars in thousands)

Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Real estate, net	$746,581	$1,159,563
Cash	27,015	19,626
Other assets	61,906	105,269

Total assets	$835,502	$1,284,458

Notes payable	$513,245	$778,108
Notes payable to the Company	—	—
Other liabilities	32,029	7,506
Equity	290,228	498,844

Total liabilities and equity	$835,502	$1,284,458

Company’s share of unconsolidated debt	$171,654	$311,243	$1,545	$484,442

Company’s investments in unconsolidated companies	$97,442	$207,073	$42,122	$346,637

Balance Sheet as of June 30, 2004 includes the following:

•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P.; and

•	Temperature-Controlled Logistics — Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.; and

•	Other — Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas, L.L.C., SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., and EW Deer Valley, L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Investment in Unconsolidated Companies
As of June 30, 2004
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended June 30, 2004
		Temperature-
		Controlled
	Office	Logistics	Other	Total

Total Revenues	$27,352	$26,645
Expenses:
Operating Expense	10,912	6,133
Interest Expense	6,304	12,846
Depreciation and amortization	6,877	14,569
Taxes and Other (income) expense	—	(1,287)

Total Expenses	24,093	32,261

Net income, impairments and gain (loss) on real estate from discontinued operations	$3,259	$(5,616)

Company’s equity in net income (loss) of unconsolidated companies	$748	$(2,707)	$(926)	$(2,885)

	For the six months ended June 30, 2004
		Temperature-
		Controlled
	Office	Logistics	Other	Total
Total Revenues	$54,245	$57,078
Expenses:
Operating Expense	22,159	12,205
Interest Expense	12,609	25,358
Depreciation and amortization	12,428	29,179
Taxes and Other (income) expense	—	(2,148)

Total Expenses	47,196	64,594

Net income, impairments and gain (loss) on real estate from discontinued operations	$7,049	$(7,516)

Company’s equity in net income (loss) of unconsolidated companies	$1,690	$(3,608)	$(1,135)	$(3,053)

Summary Statement of Operations for the three and six months ended June 30, 2004, includes the following:

•	Office — Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza; and

•	Temperature-Controlled Logistics — Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.; and

•	Other — Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas L.L.C., SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company and EW Deer Valley L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Portfolio Breakdown
As of June 30, 2004

(1)	Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Irvine.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Property Table(1)
As of June 30, 2004

							Weighted Average
							Full-Service
					Economic		Rental Rate
	No. of		Year	Net Rentable	Occupancy		Per Occupied
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Sq. Ft.(2)
Texas
Dallas
Bank One Center (3)	1	CBD	1987	1,530,957	79	%(4)	$22.17
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	93		32.67
Fountain Place	1	CBD	1986	1,200,266	96		20.91
Trammell Crow Center (5)	1	CBD	1984	1,128,331	89		25.78
Stemmons Place	1	Stemmons Freeway	1983	634,381	83		17.52
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	81		23.05
Waterside Commons	1	Las Colinas	1986	458,906	71		17.82
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	81		20.79
The Aberdeen	1	Quorum/Bent Tree	1986	320,629	100		16.43
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	84		22.05
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	95		21.01
Palisades Central II	1	Richardson	1985	237,731	97		20.23
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	58	(4)	19.05
The Addison	1	Quorum/Bent Tree	1981	215,016	99		23.78
Palisades Central I	1	Richardson	1980	180,503	71		19.67
Greenway II	1	Richardson	1985	154,329	100		16.68
Greenway I & IA	2	Richardson	1983	146,704	39		15.56

Subtotal/Weighted Average	19			9,357,944	86%		$22.99

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	95%		$18.37

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	87%		$21.33
Houston Center	4	CBD	1974-1983	2,955,146	91		21.69
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	92		19.49
Five Houston Center (6)	1	CBD	2002	580,875	95		31.07
Five Post Oak Park (7)	1	West Loop/Galleria	1986	567,396	85		20.86
Four Westlake Park (8)	1	Katy Freeway West	1992	561,065	100		23.00
BriarLake Plaza (9)	1	Westchase	2000	502,410	94		25.33
Three Westlake Park (8)	1	Katy Freeway West	1983	414,792	89		22.55

Subtotal/Weighted Average	22			11,209,495	90%		$22.05

Austin
816 Congress (10)	1	CBD	1984	433,024	67%		$21.80
301 Congress Avenue (11)	1	CBD	1986	418,338	67		23.94
Bank One Tower (8)	1	CBD	1974	389,503	91		24.09
Austin Centre	1	CBD	1986	343,664	66		21.19
The Avallon	3	Northwest	1993/1997	318,217	73		18.88
Barton Oaks Plaza One	1	Southwest	1986	98,955	98		23.55

Subtotal/Weighted Average	8			2,001,701	74%		$22.33

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	93%		$20.86
707 17th Street	1	CBD	1982	550,805	69		22.49
Regency Plaza	1	Denver Technology Center	1985	309,862	62		21.58
55 Madison	1	Cherry Creek	1982	137,176	86		19.28
The Citadel	1	Cherry Creek	1987	130,652	96		25.08
44 Cook	1	Cherry Creek	1984	124,174	75	(4)	21.41

Subtotal/Weighted Average	6			1,928,069	80%		$21.60

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Property Table(1)
As of June 30, 2004
(continued)

							Weighted Average
							Full-Service
					Economic		Rental Rate
	No. of		Year	Net Rentable	Occupancy		Per Occupied
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Sq. Ft. (2)
Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	74	%(4)	$18.13

Florida
Miami
Miami Center (12)	1	CBD	1983	782,211	97%		$30.44
Datran Center	2	South Dade/Kendall	1986/1988	476,412	90		26.65
The BAC — Colonnade Building	1	Coral Gables	1989	216,115	93		35.13

Subtotal/Weighted Average	4			1,474,738	94%		$29.95

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	84%		$24.04

California
San Diego
Chancellor Park	1	University Town Centre	1988	195,733	78%		$29.62

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	92%		$28.38

Nevada
Las Vegas
Hughes Center (13)	8	Central East	1986 - 1999	1,110,890	95%		$31.49

Portfolio Excluding Held for Sale Properties	72			29,220,666	87	%(4)	$23.14	(14)

HELD FOR SALE PROPERTIES
Texas
Dallas
12404 Park Central (15)	1	LBJ Freeway	1987	239,103	0%		$0.00
5050 Quorum (15)	1	Quorum/Bent Tree	1981	133,799	55		18.55
New Mexico
Albuquerque
Albuquerque Plaza	1	CBD	1990	366,236	86%		$19.02

Held for Sale Properties	3			739,138	52%		$18.93

TOTAL PORTFOLIO	75			29,959,804	86	%(16)	$23.08	(17)

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Property Table(1)
As of June 30, 2004
(continued)

(1)	Office Property Table data is presented at 100% without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Calculated in accordance with GAAP based on base rent payable as of June 30, 2004, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4)	Leases have been executed at certain Office Properties but had not commenced as of June 30, 2004. If such leases had commenced as of June 30, 2004, the percent leased for Office Properties excluding held for sale properties would have been 88%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Bank One Center — 84%, 3333 Lee Parkway — 66%, 44 Cook — 86% and Briargate Office & Research Center — 95%.

(5)	The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(6)	The Company has a 0.1% general partner interest and a 24.9% limited partner interest in the partnership that owns Five Houston Center.

(7)	The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that owns Five Post Oak Park.

(8)	The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(9)	The Company has a 0.1% general partner interest and a 29.9% limited partner interest in the partnership that owns BriarLake Plaza.

(10)	816 Congress was formerly known as Frost Bank Plaza.

(11)	The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(12)	The Company has a 40% member interest in the limited liability company that owns Miami Center.

(13)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.

(14)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties excluding held for sale properties as of June 30, 2004, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $23.00.

(15)	The Company completed the disposition of 5050 Quorum and 12404 Park Central in July 2004.

(16)	Leases have been executed at certain Office Properties but had not commenced as of June 30, 2004. If such leases had commenced as of June 30, 2004, the percent leased for all Office Properties would have been 87%.

(17)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for all Office Properties as of June 30, 2004, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.94.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Unconsolidated Office Joint Venture Properties
As of June 30, 2004

			Economic
	Number of		Occupancy		Joint Venture	Crescent
Property (1)	Buildings	Market / Submarket	Percentage	Square Feet	Partner	Ownership %	Date of Joint Venture
Bank One Center	1	Dallas-CBD	79%	1,530,957	Trizec Properties	50%	October 22, 1997
Bank One Tower	1	Austin-CBD	91%	389,503	GE Pension	20%	July 30, 2001
BriarLake Plaza	1	Houston-Westchase	94%	502,410	JP Morgan Affiliate	30%	October 8, 2003
Five Houston Center	1	Houston-CBD	95%	580,875	JP Morgan Affiliate	25%	June 4, 2001
Five Post Oak Park	1	Houston-West Loop/Galleria	85%	567,396	GE Pension	30%	December 20, 2002
Four Westlake Park	1	Houston-Katy Freeway West	100%	561,065	GE Pension	20%	July 30, 2001
Miami Center	1	Miami-CBD	97%	782,211	JP Morgan Affiliate	40%	September 25, 2002
Three Westlake Park	1	Houston-Katy Freeway West	89%	414,792	GE Pension	20%	August 21, 2002

			89%	5,329,209		34%

(1)	See Office Property Table on pages 22–24 for a description of the Company’s ownership interest in these properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Leasing Statistics
As of June 30, 2004

Signed Renewal/Released Activity(1)

	For the three months ended June 30, 2004
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases(2)	Leases	over Expiring Rate
Square Footage	508,727	508,727	N/A
Weighted Average Full Service Rental Rate PSF (3)	$21.03	$23.10	(9%)
NOI Net Effective Rental Rate PSF(4)	$11.16	$13.29	(16%)

	For the six months ended June 30, 2004
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	1,165,396	1,165,396	N/A
Weighted Average Full Service Rental Rate PSF (3)	$20.48	$23.58	(13%)
NOI Net Effective Rental Rate PSF (4)	$11.08	$14.18	(22%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Same Store Analysis (1)
As of June 30, 2004
(dollars in millions)

	For the three months ended June 30,
	2004	2003	% Change
Same-Store Revenues (2)	$131.5	$138.1	(4.7%)
Same-Store Expenses	$63.4	$67.9	6.6%

Total Operating Income	$68.1	$70.2	(2.9%)

GAAP Rent Adjustments	$(3.7)	$(0.5)	640.0%

Total Operating Income — Cash Basis	$64.4	$69.7	(7.7%)

QTD Average Occupancy	86.1%	85.7%	0.4pts
Same-Store Square Footage	26.0M
Number of Properties	59

	For the six months ended June 30,
	2004	2003	% Change
Same-Store Revenues (2)	$263.7	$275.7	(4.4%)
Same-Store Expenses	$127.2	$134.2	5.2%

Total Operating Income	$136.5	$141.5	(3.5%)

GAAP Rent Adjustments	$(7.7)	$(1.5)	(413.3%)

Total Operating Income — Cash Basis	$128.8	$140.0	(8.0%)

YTD Average Occupancy	85.8%	85.7%	0.1pts
Same-Store Square Footage	26.0M
Number of Properties	59

(1)	Includes consolidated and unconsolidated office joint venture properties without giving effect to Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Capital Expenditures
As of June 30, 2004

Capitalized Property Improvements(1)

	YTD	Q2	Q1	Q4	Q3
	2004	2004	2004	2003	2003
Recurring Property Improvements:
$ (in thousands)	$2,565	$1,841	$724	$2,492	$1,433
$ Per Square Foot	$0.10	$0.07	$0.03	$0.10	$0.06
Non-Recurring Property Improvements:(2)
$ (in thousands)	$2,712	$709	$2,003	$4,101	$1,983
$ Per Square Foot	$0.11	$0.03	$0.08	$0.17	$0.08
Total Property Improvements:
$ (in thousands)	$5,277	$2,550	$2,727	$6,593	$3,416
$ Per Square Foot	$0.21	$0.10	$0.11	$0.27	$0.14

Tenant Improvements and Leasing Costs(3)

	YTD	Q2	Q1	Q4	Q3
	2004	2004	2004	2003	2003
Non-Revenue Enhancing Tenant Improvements and Leasing Costs:(4)
Total Re-leased/Renewal Tenant Square Footage	1,165,396	508,727	656,669	1,540,126	1,270,682
Tenant Improvement Costs Per Square Foot Leased	$11.86	$11.21	$12.37	$14.54	$16.56
Leasing Costs Per Square Foot Leased	$6.67	$7.02	$6.40	$7.97	$9.19

Total Per Square Foot	$18.53	$18.23	$18.77	$22.51	$25.75

Average Lease Term (in years)	6.7	6.0	7.3	8.3	8.7
Total Per Square Foot Per Year	$2.77	$3.04	$2.57	$2.71	$2.96
Revenue Enhancing Tenant Improvements and Leasing Costs:(5)
Total New/Expansion Tenant Square Footage	598,740	296,509	302,231	587,397	348,988
Tenant Improvement Costs Per Square Foot Leased	$16.20	$16.87	$15.55	$26.08	$13.25
Leasing Costs Per Square Foot Leased	$7.01	$7.24	$6.79	$7.45	$10.42

Total Per Square Foot	$23.21	$24.11	$22.34	$33.53	$23.67

Average Lease Term (in years)	5.7	5.8	5.6	8.6	5.5
Total Per Square Foot Per Year	$4.07	$4.16	$3.99	$3.90	$4.30
Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	1,764,136	805,236	958,900	2,127,523	1,619,670
Tenant Improvements Cost Per Square Foot Leased	$13.33	$13.29	$13.37	$17.73	$15.85
Leasing Costs Per Square Foot Leased	$6.78	$7.10	$6.52	$7.83	$9.46

Total Per Square Foot	$20.11	$20.39	$19.89	$25.56	$25.31

Average Lease Term (in years)	6.4	5.9	6.8	8.4	8.0
Total Per Square Foot Per Year	$3.14	$3.46	$2.93	$3.04	$3.16

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses 100% of Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement dates are more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Top 25 Office Customers (1)
As of June 30, 2004

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions)(2)	(in millions)(3)	Office Revenue
El Paso Energy	Energy	912,000	3.5%	$23.6	$23.6	4.6%
GSA	Government	733,000	2.8%	$14.4	$14.4	2.8%
BP Amoco Corporation	Energy	570,000	2.2%	$13.3	$2.7	0.5%
AIM Management Group, Inc.	Financial Services	554,000	2.2%	$11.1	$9.9	1.9%
Bank One Texas, NA	Financial Services	498,000	2.0%	$13.3	$7.3	1.4%
Carter & Burgess, Inc.	Professional Services	451,000	1.8%	$8.4	$8.4	1.6%
Lyondell Chemical Company	Manufacturing	367,000	1.4%	$8.0	$8.0	1.6%
Sprint Communications Company	Telecommunications	341,000	1.3%	$6.3	$6.3	1.2%
Hunt Consolidated, Inc.	Energy	328,000	1.3%	$7.9	$7.9	1.5%
Exxon Mobil Corporation	Energy	325,000	1.3%	$6.4	$4.6	0.9%
Yum! Restaurant Services Group, Inc.	Food Service	321,000	1.3%	$5.3	$5.3	1.0%
Occidental Oil and Gas Corporation	Energy	318,000	1.2%	$6.9	$6.9	1.3%
Jenkens and Gilchrist, P.C.	Professional Services	312,000	1.2%	$8.0	$5.8	1.1%
Apache Corporation	Energy	295,000	1.2%	$5.8	$5.8	1.1%
Enron Corporation	Energy	241,000	0.9%	$4.4	$4.4	0.9%
Stewart Information Services	Financial Services	240,000	0.9%	$4.3	$4.3	0.8%
Shell Oil Company	Energy	230,000	0.9%	$4.7	$4.7	0.9%
BMC Software, Inc.	Technology	227,000	0.9%	$4.6	$4.6	0.9%
CompUSA	Retail	205,000	0.8%	$4.9	$4.9	1.0%
Southwest Bank of Texas, N.A.	Financial Services	191,000	0.7%	$3.5	$1.3	0.3%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$3.4	$3.4	0.7%
First Trust Corporation	Professional Services	167,000	0.6%	$2.7	$2.7	0.5%
Aetna Life Insurance Company	Financial Services	163,000	0.6%	$2.9	$2.9	0.6%
Baker & Botts	Professional Services	163,000	0.6%	$4.2	$4.2	0.8%
Johns Manville, Inc.	Manufacturing	162,000	0.6%	$3.6	$3.6	0.7%

		8,490,000	32.9%	$181.9	$157.9	30.6%

(1)	This schedule discloses 100% of square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Customer Industry Diversification
As of June 30, 2004

Note: Based on square footage; information supplied to Crescent from its customers.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Total Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2004	1,852,335 (4)	(594,582)	1,257,753	(4)(5)	4.9%	$28,280,527	4.8%	$22.48	258
2005	3,135,478	(501,909)	2,633,569	(6)	10.3	61,028,197	10.3	23.17	321
2006	2,712,697	(222,335)	2,490,362		9.7	62,344,357	10.5	25.03	293
2007	3,098,221	85,840	3,184,061		12.5	73,726,857	12.4	23.15	267
2008	1,922,959	128,911	2,051,870		8.0	46,424,245	7.8	22.63	213
2009	2,462,454	89,635	2,552,089		10.0	59,066,919	10.0	23.14	180
2010	1,898,602	203,666	2,102,268		8.2	51,370,385	8.7	24.44	81
2011	1,378,658	300	1,378,958		5.4	33,868,352	5.7	24.56	58
2012	1,006,313	18,140	1,024,453		4.0	27,004,676	4.6	26.36	34
2013	1,502,062	(38,541)	1,463,521		5.7	32,695,006	5.5	22.34	42
2014 and thereafter	4,583,448	830,875	5,414,323		21.3	116,622,166	19.7	21.54	75

Total	25,553,227	—	25,553,227	(7)	100.0%	$592,431,687	100.0%	$23.18	1,822

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 869,612 square feet (including renewals of 594,582 square feet and new leases of 275,030 square feet) have been signed and will commence during 2004. These signed leases represent approximately 47% of gross square footage expiring during 2004.

(5)	Expirations by quarter are as follows: Q3: 857,461 Q4: 400,292.

(6)	Expirations by quarter are as follows: Q1: 614,461 Q2: 761,282 Q3: 837,304 Q4: 420,522.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	25,553,227
Non-revenue Generating Space:	256,502

Total Occupied Office SF:	25,809,729
Total Vacant SF:	4,150,075

Total Office NRA:	29,959,804

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Dallas Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	628,194 (4)	(149,965)	478,229	(4)(5)	6.0%	$10,915,635	5.9%	$22.83	73
2005	1,285,319	(355,280)	930,039	(6)	11.6	20,330,263	11.1	21.86	89
2006	711,926	(4,179)	707,747		8.9	17,930,804	9.8	25.34	55
2007	1,222,526	122,587	1,345,113		16.8	31,959,121	17.4	23.76	66
2008	489,987	100,542	590,529		7.4	13,458,054	7.3	22.79	59
2009	629,546	4,844	634,390		7.9	16,229,658	8.8	25.58	34
2010	696,171	49,995	746,166		9.3	19,511,734	10.6	26.15	20
2011	380,434	—	380,434		4.8	8,917,091	4.9	23.44	14
2012	228,740	—	228,740		2.9	4,856,578	2.6	21.23	13
2013	266,249	34,669	300,918		3.8	7,218,049	3.9	23.99	11
2014 and thereafter	1,457,425	196,787	1,654,212		20.6	32,552,088	17.7	19.68	21

Total	7,996,517	—	7,996,517		100.0%	$183,879,075	100.0%	$22.99	455

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 218,696 square feet (including renewals of 149,965 square feet and new leases of 68,731 square feet) have been signed and will commence during 2004. These signed leases represent approximately 35% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q3: 342,444 Q4: 135,785.

(6)	Expirations by quarter are as follows: Q1: 195,162 Q2: 129,302 Q3: 495,337 Q4: 110,238.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Houston Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	782,248 (4)	(354,316)	427,932	(4)(5)	4.3%	$8,742,200	3.9%	$20.43	104
2005	646,273	(59,676)	586,597	(6)	5.9	12,822,733	5.8	21.86	99
2006	1,048,412	(203,626)	844,786		8.4	18,746,028	8.4	22.19	94
2007	1,151,868	(18,011)	1,133,857		11.3	24,197,833	10.9	21.34	82
2008	905,399	(16,012)	889,387		8.9	18,546,664	8.4	20.85	71
2009	1,039,435	28,532	1,067,967		10.7	21,566,675	9.7	20.19	61
2010	729,351	148,551	877,902		8.8	19,400,980	8.7	22.10	29
2011	657,272	300	657,572		6.6	15,039,251	6.8	22.87	21
2012	518,020	4,584	522,604		5.2	14,026,279	6.3	26.84	12
2013	472,668	—	472,668		4.7	11,602,615	5.2	24.55	12
2014 and thereafter	2,063,174	469,674	2,532,848		25.2	57,511,098	25.9	22.71	21

Total	10,014,120	—	10,014,120		100.0%	$222,202,356	100.0%	$22.19	606

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 451,219 square feet (including renewals of 354,316 square feet and new leases of 96,903 square feet) have been signed and will commence during 2004. These signed leases represent approximately 58% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q3: 331,852 Q4: 96,080.

(6)	Expirations by quarter are as follows: Q1: 206,059 Q2: 134,767 Q3: 102,150 Q4: 143,621.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Austin Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	67,205 (4)	(15,049)	52,156	(4)(5)	3.7%	$849,351	2.7%	$16.28	17
2005	481,039	(20,019)	461,020	(6)	32.3	10,657,020	33.5	23.12	25
2006	211,308	(21,627)	189,681		13.3	5,239,099	16.5	27.62	21
2007	100,934	—	100,934		7.1	2,412,178	7.6	23.90	14
2008	93,560	21,627	115,187		8.1	2,344,419	7.4	20.35	17
2009	109,073	—	109,073		7.6	2,415,830	7.6	22.15	14
2010	88,287	3,820	92,107		6.4	1,626,791	5.1	17.66	11
2011	13,381	—	13,381		0.9	240,693	0.8	17.99	3
2012	—	—	—		0.0	0	0.0	0.00	—
2013	11,604	—	11,604		0.8	261,834	0.8	22.56	1
2014 and thereafter	252,391	31,248	283,639		19.8	5,788,778	18.0	20.41	7

Total	1,428,782	—	1,428,782		100.0%	$31,835,993	100.0%	$22.28	130

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 48,818 square feet (including renewals of 15,049 square feet and new leases of 33,769 square feet) have been signed and will commence during 2004. These signed leases represent approximately 73% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q3: 33,762 Q4: 18,394.

(6)	Expirations by quarter are as follows: Q1: 55,047 Q2: 354,968 Q3: 16,480 Q4: 34,525.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Denver Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	31,041 (4)	(1,828)	29,213	(4)(5)	1.9%	$730,438	2.2%	$25.00	10
2005	113,048	—	113,048	(6)	7.4	2,571,383	7.8	22.75	14
2006	100,179	(2,036)	98,143		6.4	2,490,798	7.5	25.38	19
2007	136,568	—	136,568		8.9	2,966,308	9.0	21.72	23
2008	94,638	2,036	96,674		6.3	1,991,414	6.0	20.60	14
2009	263,562	1,828	265,390		17.4	5,830,671	17.6	21.97	19
2010	118,933	—	118,933		7.8	3,071,605	9.3	25.83	6
2011	42,568	—	42,568		2.8	812,293	2.5	19.08	4
2012	75,753	—	75,753		5.0	1,878,493	5.7	24.80	1
2013	146,510	(73,210)	73,300		4.8	1,434,730	4.3	19.57	5
2014 and thereafter	403,410	73,210	476,620		31.3	9,270,311	28.1	19.45	9

Total	1,526,210	—	1,526,210		100.0%	$33,048,444	100.0%	$21.65	124

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 16,997 square feet (including renewals of 1,828 square feet and new leases of 15,169 square feet) have been signed and will commence during 2004. These signed leases represent approximately 55% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q3: 14,851 Q4: 14,362.

(6)	Expirations by quarter are as follows: Q1: 88,889 Q2: 5,911 Q3: 13,956 Q4: 4,292.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Miami Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	116,454 (4)	(41,494)	74,960	(4)(5)	5.4%	$2,103,808	4.9%	$28.07	21
2005	200,552	(46,341)	154,211	(6)	11.2	4,594,580	10.8	29.79	41
2006	151,945	9,246	161,191		11.7	4,756,381	11.2	29.51	37
2007	137,484	(19,696)	117,788		8.5	3,447,481	8.1	29.27	29
2008	73,859	13,659	87,518		6.3	2,742,471	6.4	31.34	18
2009	219,321	11,114	230,435		16.7	6,506,494	15.3	28.24	23
2010	151,288	—	151,288		10.9	4,780,021	11.2	31.60	6
2011	106,759	—	106,759		7.7	3,782,602	8.9	35.43	6
2012	106,913	13,556	120,469		8.7	4,452,853	10.5	36.96	5
2013	44,295	—	44,295		3.2	1,477,597	3.5	33.36	3
2014 and thereafter	74,011	59,956	133,967		9.7	3,929,151	9.2	29.33	7

Total	1,382,881	—	1,382,881		100.0%	$42,573,439	100.0%	$30.79	196

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 48,840 square feet (including renewals of 41,494 square feet and new leases of 7,346 square feet) have been signed and will commence during 2004. These signed leases represent approximately 42% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q3: 38,631 Q4: 36,329.

(6)	Expirations by quarter are as follows: Q1: 34,323 Q2: 23,903 Q3: 55,729 Q4: 40,256.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Las Vegas Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	77,931 (4)	(960)	76,971	(4)(5)	7.3%	$2,309,202	7.0%	$30.00	11
2005	195,878	—	195,878	(6)	18.6	6,101,069	18.4	31.15	29
2006	231,247	—	231,247		22.0	7,174,694	21.7	31.03	34
2007	102,436	960	103,396		9.8	3,030,541	9.2	29.31	21
2008	160,703	—	160,703		15.3	4,927,557	14.9	30.66	17
2009	102,980	—	102,980		9.8	3,373,082	10.2	32.75	9
2010	45,231	—	45,231		4.3	1,498,113	4.5	33.12	3
2011	98,108	—	98,108		9.3	3,497,253	10.6	35.65	3
2012	12,944	—	12,944		1.2	421,674	1.3	32.58	1
2013	19,580	—	19,580		1.9	641,734	1.9	32.77	2
2014 and thereafter	4,974	—	4,974		0.5	150,529	0.3	30.26	1

Total	1,052,012	—	1,052,012		100.0%	$33,125,448	100.0%	$31.49	131

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 13,142 square feet (including renewals of 960 square feet and new leases of 12,182 square feet) have been signed and will commence during 2004. These signed leases represent approximately 17% of gross square footage expiring during the remainder of 2004.

(5)	Expirations by quarter are as follows: Q3: 64,045 Q4: 12,926.

(6)	Expirations by quarter are as follows: Q1: 7,809 Q2: 23,541 Q3: 108,272 Q4: 56,256.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Office Lease Expirations
As of June 30, 2004

Other Office Properties(1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases(2)	Renewals)		Expiring	Leases(3)	Expiring	Rent(3)	Leases
2004	149,262 (4)	(30,970)	118,292	(4)(5)	5.5%	$2,629,893	5.8%	$22.23	22
2005	213,369	(20,593)	192,776	(6)	9.0	3,951,149	8.6	20.50	24
2006	257,680	(113)	257,567		12.0	6,006,553	13.1	23.32	33
2007	246,405	—	246,405		11.5	5,713,395	12.5	23.19	32
2008	104,813	7,059	111,872		5.2	2,413,666	5.3	21.58	17
2009	98,537	43,317	141,854		6.6	3,144,509	6.9	22.17	20
2010	69,341	1,300	70,641		3.3	1,481,141	3.2	20.97	6
2011	80,136	—	80,136		3.7	1,579,169	3.5	19.71	7
2012	63,943	—	63,943		3.0	1,368,799	3.0	21.41	2
2013	541,156	—	541,156		25.1	10,058,447	22.0	18.59	8
2014 and thereafter	328,063	—	328,063		15.1	7,420,211	16.1	22.62	9

Total	2,152,705	—	2,152,705		100.0%	$45,766,932	100.0%	$21.26	180

(1)	Lease expiration data is presented at 100% without giving effect to Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego and Irvine.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2004, leases totaling 71,900 square feet (including renewals of 30,970 square feet and new leases of 40,930 square feet) have been signed and will commence during 2004. These signed leases represent approximately 48% of gross square footage expiring during 2004.

(5)	Expirations by quarter are as follows: Q3: 31,876 Q4: 86,416.

(6)	Expirations by quarter are as follows: Q1: 27,172 Q2: 88,890 Q3: 45,380 Q4: 31,334.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Acquisitions/Development/Dispositions
As of June 30, 2004

Acquisitions

			Square		Purchase	PSF Purchase
Property	CEI Ownership	Market	Feet	Date of Purchase	Price	Price	% Leased
Hughes Center	Various (1)	Las Vegas - Central East	1,110,890	Various (1)	$215.1 Million	$194	95%
Dupont Centre	100%	Irvine - John Wayne Airport	250,782	3/31/2004	$54.3 Million	$217	92%

(1)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property (in which the Company owns a 67% general partner interest) acquired December 2003 through May 2004. The total purchase price was $232.5 million, of which $215.1 million related to office buildings and $17.4 million related to retail parcels.

Development

					Estimated			%
					Construction	In Place		Currently
		%	Square	Start	Completion	Development	Total Projected	Leased/
Project	Market	Ownership	Feet	Date	Date	Costs	Investment	Committed
Houston Center Shops - Redevelopment	Houston-CBD	100%	190,729	2Q 2003	3Q 2004	$9.2 Million	$11.6 Million	78% / 81%

Dispositions

	CEI		Square	Date of	Gross Proceeds	Gross PSF	Net Proceeds	Net PSF	Gain/(Loss)
Property	Ownership	Market	Feet	Sale	to CEI	Sales Price	to CEI	Sales Price	to CEI (2)
1800 West Loop South	100%	Houston - West Loop/Galleria	399,777	3/23/2004	$29.4 Million	$73	$28.2 Million	$71	($16.2) Million
Liberty Plaza	100%	Dallas - Quorum/Bent Tree	218,813	4/13/2004	$11.2 Million	$51	$10.8 Million	$49	($4.5) Million
Ptarmigan Place	100%	Denver - Cherry Creek	418,630	6/17/2004	$29.3 Million	$63	$28.2 Million	$60	($2.0) Million
Addison Tower	100%	Dallas - Addison	145,886	6/29/2004	$9.0 Million	$62	$8.8 Million	$58	$0.2 Million
5050 Quorum	100%	Dallas - Quorum/Bent Tree	133,799	7/2/2004	$9.1 Million	$68	$8.9 Million	$65	($1.1) Million
12404 Park Central	100%	Dallas - LBJ Freeway	239,103	7/29/2004	$9.5 Million	$40	$9.2 Million	$38	($4.6) Million

(2)	Includes previously recognized impairments, if applicable.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Resort/Hotel Property Table(1)
As of June 30, 2004

				For the three months ended June 30,
								Revenue
				Average		Average		Per
		Year		Occupancy		Daily		Available
		Completed/		Rate		Rate		Room/Guest Night
RESORT/HOTEL PROPERTY (2)	Location	Renovated	Rooms	2004	2003	2004	2003	2004	2003
Operating Properties
Upscale Business Class Hotels:
Omni Austin Hotel (3)	Austin, TX	1986	375	70%	75%	$116	$113	$82	$85
Renaissance Houston Hotel	Houston, TX	1975/2000	388	57	59	101	114	57	67

Total/Weighted Average			763	64%	67%	$109	$114	$70	$76

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275	38%	40%	$155	$164	$60	$66
Fairmont Sonoma Mission Inn & Spa (4)	Sonoma, CA	1927/1987/1997/2004	228	62	74	240	254	148	188
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62	56	81	442	393	249	318

Total/Weighted Average			565	50%	58%	$233	$244	$116	$142

			Guest
			Nights

Destination Fitness Resorts and Spas:
Canyon Ranch-Tucson	Tucson, AZ	1980	259 (5)
Canyon Ranch-Lenox	Lenox, MA	1989	212 (5)

Total/Weighted Average			471	80%	79%	$693	$630	$518	$467

Luxury and Destination Fitness Resorts Combined				64%	68%	$489	$444	$299	$290

Total/Weighted Average for Resort/Hotel Properties Excluding Held for Sale Properties			1,799	64%	67%	$328	$305	$204	$201

Held for Sale Properties
Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613	70%	71%	$126	$136	$88	$97
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395	77	75	97	97	75	72

Total/Weighted Average for Held for Sale Resort/Hotel Properties			1,008	73%	73%	$113	$119	$83	$87

Grand Total/Weighted Average for Resort/Hotel Properties			2,807	67%	69%	$244	$235	$161	$161

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Compay, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the first quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation is approximately $11.7 million, of which $11.7 million has been funded as of June 30, 2004. The renovation was completed in July, 2004.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Resort/Hotel Property Table(1)
As of June 30, 2004

				For the six months ended June 30,
								Revenue
				Average		Average		Per
		Year		Occupancy		Daily		Available
		Completed/		Rate		Rate		Room/Guest Night
RESORT/HOTEL PROPERTY(2)	Location	Renovated	Rooms	2004	2003	2004	2003	2004	2003
Operating Properties
Upscale Business Class Hotels:
Omni Austin Hotel(3)	Austin, TX	1986	375	69%	78%	$118	$117	$81	$91
Renaissance Houston Hotel	Houston, TX	1975/2000	388	59	65	113	114	66	74

Total/Weighted Average			763	64%	71%	$116	$116	$74	$83

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275	58%	57%	$352	$363	$204	$208
Fairmont Sonoma Mission Inn & Spa(4)	Sonoma, CA	1927/1987/1997/2004	228	49	60	220	241	107	145
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62	56	71	394	376	221	268

Total/Weighted Average			565	54%	60%	$308	$315	$167	$189

			Guest
			Nights

Destination Fitness Resorts and Spas:
Canyon Ranch-Tucson	Tucson, AZ	1980	259 (5)
Canyon Ranch-Lenox	Lenox, MA	1989	212 (5)

Total/Weighted Average			471	81%	80%	$704	$653	$536	$499

Luxury and Destination Fitness Resorts Combined				66%	69%	$523	$490	$335	$330

Total/Weighted Average for Resort/Hotel Properties Excluding Held for Sale Properties			1,799	65%	70%	$354	$329	$227	$227

Held for Sale Properties
Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613	69%	73%	$121	$128	$84	$93
Hyatt Regency Albuquerque	Albuquerque, NM	1990	395	73	75	102	104	74	77

Total/Weighted Average for Held for Sale Resort/Hotel Properties			1,008	71%	73%	$113	$118	$80	$87

Grand Total/Weighted Average for Resort/Hotel Properties			2,807	67%	71%	$263	$252	$175	$178

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Compay, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the first quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation is approximately $11.7 million, of which $11.7 million has been funded as of June 30, 2004. The renovation was completed in July, 2004.

(5)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Resort Same-Store Analysis(1)
June 30, 2004

Resorts (2)

	For the three months ended June 30,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$3,309	$4,463	(26)	%(3)
Weighted Average Occupancy	64%	68%	(4)	pt(3)
Average Daily Rate	$489	$444	10%
Revenue per Available Room/Guest Night	$299	$290	3%

	For the six months ended June 30,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$11,770	$13,282	(11)	%(3)
Weighted Average Occupancy	66%	69%	(3)	pt(3)
Average Daily Rate	$523	$490	7%
Revenue per Available Room/Guest Night	$335	$330	2%

(1)	The Company is no longer providing same-store statistics for its business-class hotel properties. Out of four hotels owned, two are now categorized as properties held for sale, thus same-store statistics for continuing operations are no longer considered useful.

(2)	Same-Store Analysis excludes the Ritz Carlton Palm Beach. On November 21, 2003, the Company sold its 50% interest in the property.

(3)	In November 2003, renovation began on 97 historic inn rooms at Fairmont Sonoma Mission Inn & Spa. In the second quarter of 2004, 79 rooms returned to service, and the remaining rooms returned to service in July 2004. In the second quarter of 2004, Ventana Inn & Spa began renovation on 12 suites which are expected to be completed in the third quarter of 2004.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

PORTFOLIO DATA
Residential Development

Residential Development Net Present Valuation and Residential Development Performance History and 5-Year Projections
were provided in the First Quarter 2004 Supplemental Operating and Financial Data. These schedules are updated on an annual basis only. Please view these schedules in context with other First Quarter 2004 Residential Development disclosure on the Investor Relations page of the Company’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Statistics
As of June 30, 2004
(dollars in thousands)

Crescent Resort Development

	For the three months
	ended June 30,
	2004	2003
Residential Lot Sales	92	17
Residential Unit Sales:
Townhome Sales	1	1
Single-Family Home Sales	—	—
Condominium Sales	3	24
Residential Equivalent Timeshare Unit Sales	2.87	1
Average Sales Price per Residential Lot	$95	$51
Average Sales Price per Residential Unit	$1,030	$1,241
Average Sales Price per Residential Equivalent Timeshare Unit	$2,143	$1,389

	For the six months ended June 30,
	2004	2003
Residential Lot Sales	119	25
Residential Unit Sales:
Townhome Sales	3	1
Single-Family Home Sales	—	—
Condominium Sales	8	39
Residential Equivalent Timeshare Unit Sales	3.42	3
Average Sales Price per Residential Lot	$121	$44
Average Sales Price per Residential Unit	$1,015	$1,165
Average Sales Price per Residential Equivalent Timeshare Unit	$2,024	$1,374

Desert Mountain

	For the three months ended June 30,
	2004	2003
Residential Lot Sales	23	11
Average Sales Price per Lot(1)	$683	$652

	For the six months ended June 30,
	2004	2003
Residential Lot Sales	39	24
Average Sales Price per Lot(1)	$792	$675

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Residential Development Property Table
As of June 30, 2004
(dollars in thousands)

					Entire Project
													Proposed
												Average	Average
		Crescent's			Number	Planned			Under	Under	Physical	Sales Price	Sales Price
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/
Corporation / Project	Location	Ownership(1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%		SFB	5	2,476	2,332	144	N/A	N/A	64	$547	$1,381
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	Lake Tahoe, CA	13%/57	%(6)	CO, TH, TSS	12	1,800	0	1,800	100	5%	0	N/A	$1,710
Old Greenwood — Lots	Lake Tahoe, CA	13%/71%		SFB	3	104	90	14	0	N/A	14	$320	$690
Old Greenwood — Fractional	Lake Tahoe, CA	13%/71%		TSS	8	146.0	2.1	143.9	2.0	50%	0.5	$2,380	$1,900
Gray’s Crossing	Lake Tahoe, CA	13%/71%		SFB, THB	5	540	0	540	101	20%	0	N/A	$270
Denver Development
Park Place at Riverfront Park	Denver, CO	12%/64%		COP	1	70	69	1	0	N/A	1	$450	$1,620
Park Tower at Riverfront Park	Denver, CO	12%/64%		COP	0	61	61	0	0	N/A	0	$740	N/A
Creekside I at Riverfront Park	Denver, CO	12%/64%		COP	2	40	31	9	0	N/A	9	$330	$370
Creekside II at Riverfront Park	Denver, CO	12%/64%		COP	2	40	0	40	40	1%	0	N/A	$390
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		THP	3	23	0	23	23	1%	0	N/A	$710
Brownstones (Phase I)	Denver, CO	12%/64%		THP	2	16	0	16	16	21%	0	N/A	$1,720
Delgany	Denver, CO	12%/64%		COP	2	44	0	44	44	32%	0	N/A	$650
Riverfront Park	Denver, CO	12%/64%		CO,THP	13	794	0	794	0	N/A	0	N/A	$480
Downtown Acreage	Denver, CO	12%/64%		ACR	5	17.5	8.0	9.5	0.0	N/A	9.5	$1,900	$2,520
Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		COS	2	31	0	31	31	80%	0	N/A	$2,240
Horizon Pass Townhomes	Bachelor Gulch, CO	12%/64%		THS	1	9	0	9	9	80%	0	N/A	$3,400
Hummingbird	Bachelor Gulch, CO	12%/64%		COS	3	40	0	40	40	10%	0	N/A	$2,420
Eagle Ranch	Eagle, CO	12%/60%		SFP	8	1,438	712	726	42	90%	19	$80	$100
Cresta	Arrowhead, CO	12%/60%		THS	0	25	25	0	0	N/A	0	$1,950	N/A
Main Street Station (Phase I)	Breckenridge, CO	12%/30	%(6)	COS	0	82	82	0	0	N/A	0	$490	N/A
Main Street Station Buildings E and F	Breckenridge, CO	12%/30	%(6)	COS	4	74	0	74	0	N/A	0	N/A	$490
Main Street Station Vacation Club	Breckenridge, CO	12%/30	%(6)	TSS	2	42.0	28.0	14.0	0.0	N/A	14.0	$1,200	$1,220
Riverbend	Charlotte, NC	12%/60%		SFP	3	650	350	300	64	50%	45	$30	$40
Three Peaks	Silverthorne, CO	12%/30	%(6)	SFS	3	391	212	179	0	N/A	41	$240	$210
Other	Bachelor Gulch, CO	12%/64%		THB	4	26	0	26	0	N/A	0	N/A	$3,990
Mira Vista Development Corp.
Mira Vista	Fort Worth, TX	98%		SFP	0	740	740	0	0	N/A	0	$99	N/A
Houston Area Development Corp.
Falcon Point	Houston TX	98%		SFP	2	527	492	35	0	N/A	35	$39	$41
Spring Lakes	Houston TX	98%		SFP	3	501	385	116	85	52%	31	$34	$42

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2004 Expected and Actual Results
	Expected			Pre-Sold	Expected	Closed
	Sales	Closed	Remaining	Remaining	Average	Average
	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Acres [A]	Acres	Acres	Acres(4)	Price [A]	Price
Desert Mountain Development Corporation
Desert Mountain (5)	67	39	28	5	$903	$792
Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar	0	0	0	84	—	—
Old Greenwood — Lots	23	14	9	2	$502	$417
Old Greenwood — Fractional	12.6	2.1	10.5	3.8	$1,995	$2,379
Gray’s Crossing	90	0	90	0	$175	—
Denver Development
Park Place at Riverfront Park	2	1	1	0	$1,591	$1,565
Park Tower at Riverfront Park	1	1	0	0	$1,785	$1,785
Creekside I at Riverfront Park	13	5	8	0	$377	$377
Creekside II at Riverfront Park	0	0	0	5	—	—
Creekside Townhomes at Riverfront Park	0	0	0	0	—	—
Brownstones (Phase I)	0	0	0	5	—	—
Delgany	0	0	0	19	—	—
Riverfront Park	0	0	0	0	—	—
Downtown Acreage	1.4	0.0	1.4	1.4	$2,520	—
Mountain and Other Development
Horizon Pass Lodge	26	0	26	25	$2,067	—
Horizon Pass Townhomes	9	0	9	9	$3,401	—
Hummingbird	0	0	0	30	—	—
Eagle Ranch	281	69	212	17	$63	$90
Cresta	3	3	0	0	$1,850	$1,850
Main Street Station (Phase I)	1	1	0	0	$380	$380
Main Street Station Buildings E and F	0	0	0	0	—	—
Main Street Station Vacation Club	3.9	1.3	2.6	0.1	$1,234	$1,446
Riverbend	70	15	55	55	$30	$30
Three Peaks	66	21	45	31	$125	$92
Other	0	0	0	0	—	—
Mira Vista Development Corp.
Mira Vista	16	16	0	0	$97	$97
Houston Area Development Corp.
Falcon Point	50	24	26	1	$42	$44
Spring Lakes	59	16	43	0	$43	$43

[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to June 30, 2004 or under contract as of July 19, 2004.

(5)	Average Sales Price includes golf membership, which as of June 30, 2004 is $0.3 million.

(6)	A joint venture partner participates in this project.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Residential Development Net Equity Book Value by Project
As of June 30, 2004
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain			Total
	Mountain	Denver	Mountain		Development			Residential
	Resorts	Development	Development	Total	Corporation		Other	Developments
Assets	$213,900	$81,300	$174,300	$469,500	$273,700		$55,100	$798,300
Property Level Financing	(7,800)	(14,600)	(52,900)	(75,300)	(35,000)		(400)	(110,700)
Other Liabilities	(14,400)	(5,100)	(31,500)	(51,000)	(89,700	)(1)	(21,700)	(162,400)
Minority Interest	—	(200)	(11,200)	(11,400)	(16,800)		(800)	(29,000)

Net Equity Book Value	$191,700	$61,400	$78,700	$331,800	$132,200		$32,200	$496,200

Club Assets, net (1)	$30,600	$6,300	$4,900	$41,800	$100,000		$15,700	$157,500
Net Equity in Development Real Estate	$161,100	$55,100	$73,800	$290,000	$32,200		$16,500	$338,700

(1)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Temperature-Controlled Logistics (Landlord)
As of June 30, 2004
(dollars in thousands)

Temperature-Controlled Logistics (Landlord)
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4	Missouri	2	46.8	2.8
Arizona	1	2.9	0.1	Nebraska	2	4.4	0.2
Arkansas	6	33.1	1.0	New York	1	11.8	0.4
California	7	25.1	0.9	North Carolina	3	10.0	0.4
Colorado	1	2.8	0.1	Ohio	1	5.5	0.2
Florida	5	6.5	0.3	Oklahoma	2	2.1	0.1
Georgia	8	49.5	1.7	Oregon	6	40.4	1.7
Idaho	2	18.7	0.8	Pennsylvania	2	27.4	0.9
Illinois	2	11.6	0.4	South Carolina	1	1.6	0.1
Indiana	1	9.1	0.3	South Dakota	1	2.9	0.1
Iowa	2	12.5	0.5	Tennessee	3	10.6	0.4
Kansas	2	5.0	0.2	Texas	2	6.6	0.2
Kentucky	1	2.7	0.1	Utah	1	8.6	0.4
Maine	1	1.8	0.1	Virginia	2	8.7	0.3
Massachusetts	5	10.5	0.5	Washington	6	28.7	1.1
Mississippi	1	4.7	0.2	Wisconsin	3	17.4	0.6

				TOTAL	87	440.7	17.5 (2)

(1)	As of June 30, 2004, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 87 temperature-controlled logistics properties. The business operations associated with the Temperature-Controlled Logistics properties are owned by AmeriCold Logistics, in which the Company has no interest. TCLC (landlord) is entitled to receive lease payments from AmeriCold Logistics (tenant).

(2)	As of June 30, 2004, Americold Logistics operated 101 temperature-controlled logistics properties with an aggregate of approximately 541.0 million cubic feet (20.6 million square feet) of warehouse space.

	For the three months ended June 30,		For the six months ended June 30,
	2004	2003	2004	2003
Crescent’s FFO	$3,078	$5,079	$7,972	$12,096

AmeriCold Logistics Summary Operating Income Statement
(Tenant & Operator of Above Properties)

	For the three months ended June 30,
	2004	2003	% Change
Revenue	$165,675	$154,158
Expenses	142,411	125,752

Net income (before rent expense) (1)	$23,264	$28,406	(18.1%)

Average Occupancy for all Leased Facilities	69%	71%

	For the six months ended June 30,
	2004	2003	% Change
Revenue	$335,912	$313,880
Expenses	285,822	254,311

Net income (before rent expense) (2)	$50,090	$59,569	(15.9%)

Average Occupancy for all Leased Facilities	69%	74%
Facilities Operated by Americold Logistics	101	101
Facilities Leased to Americold Logistics by TCLC	87	88

(1)	Net income is calculated as Operating Income before rent expense of $40,220 and $40,307 for the three months ended June 30, 2004 and 2003, respectively. Net loss including rent expense was ($16,956) and ($11,901) for the three months ended June 30, 2004 and 2003, respectively.

(2)	Net income is calculated as Operating Income before rent expense of $79,290 and $78,320 for the six months ended June 30, 2004 and 2003, respectively. Net loss including rent expense was ($29,200) and ($18,751) for the six months ended June 30, 2004 and 2003, respectively.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004 respectively.

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

Equity Research Coverage

Banc of America Securities	Merrill Lynch
Ross Nussbaum	Steve Sakwa
212.847.5668	Brian Legg
212.449.0335
BB&T Capital Markets	212.449.1153
Stephanie Krewson
Keith Pomroy	Morgan Stanley
804.782.8784	Greg Whyte
804.787.8221	David Cohen
212.761.6331
Bear Stearns	212.761.8564
Ross Smotrich
Michael Marron	RBC Capital Markets
212.272.8046	Jay Leupp
212.272.7424	David Copp
415.633.8588
CS First Boston	415.633.8558
Andrew Rosivach
Jessica Tully	Smith Barney Citigroup
212.325.6205	Jonathan Litt
212.538.3809	John Stewart
212.816.0231
Friedman Billings Ramsey	212.816.1685
David Loeb
Gustavo Sarago	Stifel, Nicolaus
703.469.1289	John Roberts
703.469.1042	502.420.3203

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Ste 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody Vice President Investor Relations and Corporate Communications Phone: 817.321.1412 Fax: 817.321.2060 Kmoody@crescent.com	Jennifer Terrell Investor and Media Relations Manager Phone: 817.321.1464 Fax: 817.321.2060 Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004